UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2022

Item 1. Reports to Stockholders.

(a)

BOSTON COMMON
ESG IMPACT EMERGING MARKETS FUND
(BCEMX)

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2022

Table of Contents

Boston Common ESG Impact Emerging Markets Fund
Investment Outlook	1
Management’s Discussion of Fund Performance	3
Country Allocation	5
Performance Chart	6
Schedule of Investments	7
Boston Common ESG Impact International Fund
Investment Outlook	9
Management’s Discussion of Fund Performance	11
Country Allocation	13
Performance Chart	14
Schedule of Investments	15
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	17
Management’s Discussion of Fund Performance	19
Sector Allocation	21
Performance Chart	22
Schedule of Investments	23
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	30
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	44
Expense Examples	45
Statement Regarding Liquidity Risk Management Program	47
Trustees and Executive Officers	48
Approval of Investment Advisory Agreement	53
Federal Tax Information	58
Additional Information	62
Privacy Notice	Inside Back Cover

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Investment Outlook

Aggressive central bank actions, tightening financial conditions, and weakening economic growth all contributed to a challenging macro backdrop for Emerging Market (“EM”) equities. Meanwhile, forward-looking indicators suggest inflation expectations remain well anchored - especially as supply bottlenecks ease - and central banks could be close to the top of their tightening cycles. In an environment of declining earnings growth expectations, EM corporates’ multi-year balance sheet improvement and enhanced interest-rate coverage should provide support in addition to attractive relative valuations.

The portfolio retains a defensive tilt as we continue to add to quality companies in economically sensitive sectors unfairly punished by macro headwinds. Earnings consistency, strong balance sheets, and forward-looking managements attentive to Environmental, Social and Governance (“ESG”) issues are among the characteristics we are looking for to weather this volatile environment. Pent-up demand in selective EM countries and sustainable supply-chain investment remain bright spots. The portfolio has an overweight in Consumer Discretionary and Industrials; we offset this cyclicality with an overweight in Consumer Staples and Health Care.

Regionally, we continue to favor Latin America over Emerging Europe/Middle East/Africa (EMEA) and Southeast Asia over East Asia. In Southeast Asia, we bought Telkom Indonesia, the dominant telecommunications operator with a strong balance sheet and ample opportunity to expand broadband services in the country.

Latin American central banks have been advanced in their rate-hiking cycle, led by Brazil. Unemployment has been declining in Brazil, while inflation is moderating; this should provide a favorable domestic environment, especially as election uncertainties lessen. Within Latin America, we have taken advantage of the relatively better performance to trim holdings especially in Financials and Materials.

As Emerging Europe manages the twin impacts of inflationary pressures and energy supply constraints, equity valuations have significantly declined. Policy support in the form of tax cuts, as well as wage growth, presents differentiated opportunities. One such opportunity is a recent addition to the portfolio, Dino Polska, a low-price and proximity format grocer best known for providing fresh produce and meat products with a focus on small and rural towns in Poland. Resilient consumer spending amid macro volatility enhances the company’s relative defensive profile. While management becomes more conservative in the near term with store expansions, the company’s excellent capital allocation track record (a strong 20% return on invested capital) should be supportive over the

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

long term. Dino is early in its ESG journey as it improves disclosure on emissions as well as workplace safety, Diversity, Equity and Inclusion, and environmental commitments.

Geopolitical risk has risen for Taiwan, and Taiwan-based companies operating in China may face additional headwinds. Meanwhile, the combination of falling industrial production and elevated inventories underscore weak global demand outlook. China’s zero-COVID policy remains the biggest hurdle for near-term growth. Targeted stimulus has yet to offset damage from stringent restrictions, which have become unsustainable. We do not expect major changes to China’s policy; however, a cyclical reopening boost cannot be overlooked should the policy stance shift in the near term. Amidst this uncertain backdrop, we sold Beijing Enterprise Water Group, a leading wastewater treatment company in China, as we are more cautious about its relatively high leverage and earnings outlook. We also rotated out of Bank of Communications into China Merchants Bank, which we believe is a higher quality bank with low-cost deposit franchise, prudent management, and leading profitability. Shenzhen Innovance was an oversold opportunity we initiated in the portfolio during the period. The company is a leading industrial automation company with strong energy-efficiency offerings.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Management Discussion

For the twelve months ending September 30, 2022, the Boston Common ESG Impact Emerging Markets Fund (the “EM Fund”) returned -27.64%, outperforming the MSCI EM Index which lost -28.11% over the same period. Stock selection was the primary driver of relative performance.

Health Care was the largest contributor to performance led by PT Kalbe Farma, a market leader in health and nutrition products with historically stable growth and good cost management, which outperformed peers thanks to its resilient business operations. China TCM, a leading producer of traditional Chinese medicines held up well despite supply chain disruptions negatively impacting near-term profitability, although further traditional medicine penetration on favorable reimbursement policies is a long term positive. Selection in Consumer Discretionary also added value. Among the top contributors were online travel operator, Trip.com (China) on anticipation of easing mobility restrictions and pent-up travel demand, Naspers (South Africa), after it announced shareholder-friendly actions to unlock stock value, and retailer Lojas Renner (Brazil) on strong gross margin and inventory management amidst moderating consumer demand. Materials was a positive contributor, due mainly to SQM which gained over 75% during the period. The company delivered better than expected earnings as battery grade lithium prices remained firm due to strong end-market electric vehicle (“EV”) demand. Other notable contributors include Latin American banks Credicorp and Itau Unibanco as well as Indonesia’s Bank Rakyat.

Selection in Consumer Staples detracted as Korean personal care company LG Household &Healthcare continued to be pressured by COVID-related travel restrictions in its important China market. Our lack of exposure to the food product companies was also a drag. The underweight in Utilities also hurt. On a regional basis, South/Southeast Asia contributed most led by Indonesia, as well as our underweights in Eastern Europe and East Asia. Our lack of exposure in the Middle East lagged.

In all sectors, the Fund’s positioning emphasizes attractively valued companies with leading ESG and financial characteristics as well as long-term growth drivers consistent with a more sustainable economic future.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EM Index is a float-adjusted market capitalization index that is designed to measure equity market performance in 27 global emerging markets.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

COUNTRY ALLOCATION at September 30, 2022 (Unaudited)

Country	% of Net Assets[1]
China	28.0%
India	12.3%
Taiwan	9.5%
Republic of Korea	8.9%
Indonesia	8.1%
Brazil	7.0%
South Africa	5.8%
Thailand	3.9%
Peru	2.0%
United Kingdom	2.0%
Chile	1.7%
Mexico	1.7%
Hong Kong	1.4%
Poland	0.9%
Hungary	0.9%
Colombia	0.8%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Value of $10,000 vs. MSCI EM® Index
(Unaudited)

		Since	Value of
Average Annual Returns	One	Inception	$10,000
Periods Ended September 30, 2022	Year	(9/20/21)	(9/30/22)
Emerging Markets Fund	-27.64%	-26.95%	$7,242
MSCI EM® Index	-28.11%	-27.67%	$7,170

This chart illustrates the performance of a hypothetical $10,000 investment made on September 20, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 777-6944. The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. As of the most recent prospectus, the gross expense ratio for the Emerging Markets Fund was 63.49%. See the Financial Highlights in this report for the most current expense ratio.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS at September 30, 2022

Shares		Value
COMMON STOCKS – 92.0%

Communication Services – 10.1%
80,621	Advanced Info
	Service PCL	$415,715
43,700	Bharti Airtel Ltd.	427,691
19,987	SK Telecom Company
	Ltd. – ADR	384,950
1,868,320	Telkom Indonesia
	Persero Tbk PT	544,514
10,506	Tencent Holdings Ltd.	354,854
		2,127,724

Consumer Discretionary – 18.4%
5,036,346	Ace Hardware
	Indonesia Tbk PT	201,365
90,509	Alibaba Group
	Holding Ltd.[1]	903,220
11,656	BYD Company
	Ltd. – Class H	287,152
3,508	Coway Company Ltd.	131,187
21,823	Giant Manufacturing
	Company Ltd.	140,494
62,069	Lojas Renner SA	321,256
4,825	MakeMyTrip Ltd.[1]	148,128
44,600	Midea Group Co
	Ltd. – Class A	309,183
108,410	Minth Group Ltd.	238,070
5,337	Naspers Ltd. – Class N	661,914
19,431	Trip.com Group
	Ltd. – ADR	530,660
		3,872,629

Consumer Staples – 6.4%
23,217	Clicks Group Ltd.	366,162
3,270	Dino Polska SA1	198,067
46,333	Hengan International
	Group Company Ltd.	207,147
267,529	Kimberly-Clark de
	Mexico – Class A	355,474
509	LG Household &
	Health Care Ltd.	223,104
		1,349,954

Financials – 17.0%
98,450	China Merchants Bank
	Co Ltd. – Class H	455,613
3,431	Credicorp Ltd.	421,327
16,606	HDFC Bank
	Ltd. – ADR	970,123
108,636	Kasikornbank
	PLC – NVDR	412,801
10,681	OTP Bank Nyrt	194,854
108,775	Ping An Insurance
	(Group) Company of
	China Ltd. – Class H	542,656
1,999,117	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	585,087
		3,582,461

Health Care – 6.4%
90,125	Biocon Ltd.	320,992
818,849	China Traditional
	Chinese Medicine
	Holdings
	Company Ltd.	284,873
3,099,999	PT Kalbe Farma Tbk.	371,826
8,886	Shenzhen Mindray
	Bio-Medical
	Electronics Co
	Ltd. – Class A	373,776
		1,351,467

Industrials – 7.6%
9,512	AirTAC
	International Group	217,628
44,940	Shenzhen Inovance
	Technology Co
	Ltd. – Class A	363,494
18,970	Voltas Ltd.	210,262
93,704	WEG SA	556,733
252,981	Weichai Power
	Company Ltd. –
	Class H	239,664
		1,587,781

Information Technology – 18.3%
567,384	Chinasoft
	International Ltd.	346,580
69,234	Delta Electronics, Inc.	549,934
30,712	Infosys Ltd. – ADR	521,183
12,321	Pagseguro Digital
	Ltd. – Class A1	163,007
12,733	SK Hynix, Inc.	728,330

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS at September 30, 2022 (Continued)

Shares		Value
COMMON STOCKS – 92.0% (Continued)

Information Technology – 18.3% (Continued)
17,070	Taiwan Semiconductor
	Manufacturing
	Company
	Ltd. – ADR	$1,170,320
33,607	Win Semiconductors
	Corp.	129,135
227,296	Xinyi Solar
	Holdings Ltd.	238,692
		3,847,181

Materials – 5.6%
1,110	LG Chem Ltd.	409,851
26,760	Mondi PLC	413,066
3,988	Sociedad Quimica y
	Minera de Chile
	SA – ADR	361,911
		1,184,828

Real Estate – 2.2%
286,424	Growthpoint Properties
	Ltd. – REIT	186,571
96,360	Longfor Group
	Holdings Ltd.	276,221
		462,792

TOTAL COMMON STOCKS
(Cost $25,601,192)		19,366,817

PREFERRED STOCKS – 2.9%

Financials – 2.9%
7,305	Bancolombia
	SA – ADR	178,023
81,864	Itau Unibanco
	Holding SA – ADR	423,237
TOTAL PREFERRED STOCKS
(Cost $690,176)		601,260

SHORT-TERM INVESTMENTS – 2.7%

Money Market Funds – 2.7%
559,893	First American
	Treasury Obligations

	Fund – Class X,
	2.874%[2]	$559,893

TOTAL SHORT-TERM INVESTMENTS
(Cost $559,893)		559,893

TOTAL INVESTMENTS – 97.6%
(Cost $26,851,261)		20,527,970
Other Assets in Excess
of Liabilities – 2.4%		513,861
NET ASSETS – 100.0%		$21,041,831

ADR – American Depositary Receipt
NVDR – Non-Voting Depository Receipt
REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

Europe looks prepared to manage the winter of 2022 without Russian gas, having taken steps to collectively reduce energy demand, increase gas storage, and ensure fiscal support to lessen consumer impact. However, inflationary pressures, higher interest costs, and the Russian war against Ukraine have dampened economic activity. Looking forward, easing supply chain disruptions and declining commodity prices, including natural gas, suggest inflation may have peaked and central banks could be nearing the end of their tightening cycles. With the added motivation of national security, we are encouraged by exceptional growth prospects for investment in renewable power, electrification, and resource efficiency, themes prominently featured in the portfolio.

Given the mixed outlook, the portfolio is balanced between defensive and economically sensitive stocks with an emphasis on strong long-term growth prospects. We are overweight Health Care, a sector with stable demand and innovative product development. During the year, we initiated a position in AstraZeneca, an established pharmaceutical company that has seen impressive transformation into a research & development leader, notably within oncology.  We also purchased Sartorius Stedim, a German manufacturer of bioprocessing equipment and consumables for innovative drug production. Large molecule biotech therapeutics should continue to grow its share of the pharma industry overall, including the commercial application of novel modalities such as cell & gene therapies. Sartorius is expected to grow revenues over 10% per year, as drug manufacturers increasingly recognize the advantages of its specialized bioreactors over more conventional methodologies.

In addition to Health Care, we increased the portfolio weighting in Consumer Staples and Utilities during the period.  For example, we added Ahold Delhaize, a European and U.S. grocery store operator based in the Netherlands. The company’s strong operational profile is characterized by products tailored to consumers’ health & wellness trends and integrated e-commerce. Demand for Ahold’s affordable generic brand should also benefit from rising food inflation. The company has industry leading ESG practices, including operating the first large-scale supermarket chain (Hannaford) in the Northeast U.S. to achieve zero food waste to landfills. U.K. utility, SSE PLC was another addition. The company’s current operations and long-term strategy are aligned with the transition to clean energy. SSE’s capital investment plan is designed to double and then triple wind power capacity by 2026 and 2031, driving over 70% of earnings growth. The company’s transmission and distribution business should benefit from the rising importance of grid connections as the economy shifts from fossil fuels to electricity.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

We have more exposure to Financials versus the Index, reflecting the uniquely favorable impact from rising interest rates on banks and insurance company profits.  Earlier in the period we bought Lloyds Banking Group, the largest retail, mortgage, and commercial lender in the U.K.. In our view, Lloyds should benefit from any economic recovery, and higher interest rates. The bank also has a strong balance sheet with surplus capital available for investment or to return to shareholders. A new CEO is working to boost its wealth management business and contribute to positive ESG momentum. Small and medium enterprises are approaching half of Lloyds commercial loans, and the bank works with several organizations to promote access to finance and green building practices.

In Industrials and Information Technology, we hold many companies we believe are poised to benefit from greater demand for tools transforming economies to net-zero emissions. One clear consequence of Russia’s war in Ukraine is an acceleration of Europe’s transition away from Russian fossil fuels. Alternative sources of energy supply have been used to fill immediate gaps, but ultimately producers of energy efficient equipment, solar and wind power, and EVs should benefit from robust demand within Europe and across the globe. These opportunities support our overweight of eco-efficiency solutions providers, generally categorized within Industrials, Information Technology, and Specialty Chemicals.  All our holdings reflect our preference for high-quality companies positioned for a net-zero economy and more just society.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the twelve months ending September 30, 2022, the Boston Common ESG Impact International Fund (the “International Fund”) declined -32.85%. The Index fell -25.13% over the same period.  The supply shock for many commodities and resulting price surges earlier in the period have been a challenging headwind for our strategy. A demand-driven cycle typically benefits a broad group of industries.

Stock selection in Consumer Discretionary was the largest detractor from the International Fund’s performance.  British home builder Barratt was pressured by the U.K. macro backdrop, as spiking interest rates are a headwind for residential real estate. Adidas declined with operational challenges in its key markets of Europe and China. Japanese bike parts manufacturer Shimano also weighed on returns, impacted by a slower demand outlook in its key European market. Health Care selection also hurt results, dragged down by Dechra Pharmaceuticals, a producer of medications for pets, as its relatively high valuation multiples compressed. Other decliners included Philips, BioNTech, and Hoya, a Japanese eyeglass and technology supplier which fell alongside semiconductor-related companies. The portfolio’s holdings in more defensive and stable pharmaceutical stocks such as Roche Holding and Novartis, however, held up better.  The Materials sector was also a key detractor, as we had no exposure to the metals and mining industry in the Index (nearly equal the weight of the Energy sector), which, outperformed. The portfolio’s investments in British green chemicals and recycled packaging companies, Croda and DS Smith, declined in line with their respective industries, as did Korea-based EV battery provider, LG Chem.

Contributing most to performance was the Financials sector.  Singapore-based Oversea-Chinese Banking Corp and Bank Rakyat Indonesia, as well as Scandinavian insurer Sampo continued to deliver solid results. Our overweight of the Telecom industry was also a positive contributor, and Deutsche Telekom proved resilient.  The company has outperformed its peers thanks to strong operations at its US subsidiary T-Mobile and potential value creation from divestment of its tower assets.  Our electronic component holding TDK, was positive for selection in the Technology sector.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. It is not possible to invest directly into an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2022 (Unaudited)

Country	% of Net Assets[1]
Japan	19.0%
United Kingdom	15.2%
Germany	10.2%
France	9.0%
Switzerland	7.0%
Netherlands	5.9%
Sweden	5.8%
Denmark	3.9%
Australia	3.7%
Finland	3.2%
Singapore	2.9%
Hong Kong	2.9%
Ireland	2.0%
China	1.9%
Italy	1.7%
Indonesia	1.3%
Republic of Korea	1.2%
Taiwan	1.1%
Belgium	1.0%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Value of $10,000 vs. MSCI EAFE® Index
(Unaudited)

Average Annual Returns					Value of
Periods Ended	One	Three	Five	Ten	$10,000
September 30, 2022	Year	Years	Years	Years	(9/30/22)
International Fund	-32.85%	-3.13%	-1.92%	2.39%	$12,815
MSCI EAFE® Index	-25.13%	-1.83%	-0.84%	3.67%	$13,583

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 777-6944. The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. As of the most recent prospectus, the gross expense ratio for the International Fund was 0.97%. See the Financial Highlights in this report for the most current expense ratio.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2022

Shares		Value
COMMON STOCKS – 98.9%

Communication Services – 4.0%
967,529	Deutsche
	Telekom AG	$16,468,900

Consumer Discretionary – 9.1%
31,080	Adidas AG	3,572,982
51,240	Alibaba Group
	Holding
	Ltd. – ADR[1]	4,098,688
1,340,126	Barratt
	Developments PLC	5,064,876
198,788	Burberry Group PLC	3,970,872
37,933	Shimano, Inc.	5,935,190
81,561	Sony Group Corp.	5,253,708
243,218	Valeo SA	3,674,975
176,830	Yamaha Corp.	6,283,544
		37,854,835

Consumer Staples – 11.0%
317,788	Essity AB – Class B	6,278,474
91,967	Kerry Group
	PLC – Class A	8,197,202
437,311	Koninklijke Ahold
	Delhaize NV	11,138,901
190,557	Shiseido
	Company Ltd.	6,678,496
299,479	Unilever NV – ADR	13,129,159
		45,422,232

Financials – 21.3%
917,950	AIA Group Ltd.	7,642,766
551,126	AXA SA	12,032,642
1,174,121	ING Groep NV	10,060,332
19,945,661	Lloyds Banking
	Group PLC	9,015,166
87,407	Macquarie Group Ltd.	8,527,474
750,047	ORIX Corp.	10,507,449
1,479,365	Oversea-Chinese
	Banking Corp Ltd.	12,121,751
17,742,046	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	5,192,612
310,185	Sampo Oyj – Class A	13,242,252
		88,342,444

Health Care – 17.8%
69,379	AstraZeneca PLC	7,626,763
39,548	BioNTech
	SE – ADR[1]	5,334,234
133,853	Dechra
	Pharmaceuticals PLC	3,887,205
91,317	Eisai Company Ltd.	4,899,986
100,924	Hoya Corp.	9,724,896
209,104	Koninklijke
	Philips NV	3,219,458
158,874	Novartis AG – ADR	12,076,013
59,640	Novo Nordisk
	A/S – Class B	5,941,206
416,991	Roche Holding
	Ltd. – ADR	16,938,174
13,826	Sartorius Stedim
	Biotech	4,240,927
		73,888,862

Industrials – 16.7%
373,486	Assa Abloy
	AB – Class B	6,997,655
571,702	Atlas Copco
	AB – Class B	4,738,845
65,071	Daikin Industries	10,012,414
1	Ferguson PLC	104
213,337	Kurita Water
	Industries Ltd.	7,574,147
249,176	Prysmian SpA	7,137,343
191,047	Recruit Holdings
	Company Ltd.	5,503,234
94,375	Schneider Electric SE	10,659,689
54,291	Spirax-Sarco
	Engineering PLC	6,240,894
234,171	Vestas Wind
	Systems A/S	4,311,758
415,978	Volvo AB – Class B	5,886,493
		69,062,576

Information Technology – 8.7%
343,942	Infineon
	Technologies AG	7,526,810
85,476	SAP SE – ADR	6,944,925
69,451	Taiwan Semiconductor
	Manufacturing
	Company
	Ltd. – ADR	4,761,560
207,989	TDK Corp.	6,420,696

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2022 (Continued)

Shares		Value
COMMON STOCKS – 98.9% (Continued)

Information Technology – 8.7% (Continued)
164,958	Worldline SA1	$6,520,059
3,543,733	Xinyi Solar
	Holdings Ltd.	3,721,403
		35,895,453

Materials – 3.8%
88,098	Croda
	International PLC	6,292,286
13,970	LG Chem Ltd.	5,158,217
138,839	Umicore SA	4,075,921
		15,526,424

Real Estate – 3.3%
2,542,416	Hang Lung
	Properties Ltd.	4,174,997
5,570,059	Mirvac
	Group – REIT	6,938,658
119,604	Vonovia SE	2,581,258
		13,694,913

Utilities – 3.2%
72,049	Orsted A/S	5,742,361
456,295	SSE PLC	7,704,963
		13,447,324
TOTAL COMMON STOCKS
(Cost $498,182,453)		409,603,963

SHORT-TERM INVESTMENTS – 0.0%[2]

Money Market Funds – 0.0%[2]
193	First American
	Treasury Obligations
	Fund – Class X,
	2.874%[3]	$193

TOTAL SHORT-TERM INVESTMENTS
(Cost $193)		193

TOTAL INVESTMENTS – 98.9%
(Cost $498,182,646)		409,604,156
Other Assets in Excess
of Liabilities – 1.1%		4,632,793
NET ASSETS – 100.0%		$414,236,949

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Does not round to 0.0%.
[3]	Annualized seven-day effective yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

Inflationary concerns and recessionary fears persist. Commodity-related inflation appears to be easing, as corporations right-size supply chains and consumer demand moderates. Wage pressure remains, particularly in the hospitality and services sector, though hourly workers still exhibit a propensity to spend.

Committed to fighting inflation, the Federal Reserve has telegraphed additional interest rate hikes into next year. Though an inverted yield curve, as we see today, has preceded every American recession, an inversion on its own does not necessitate one. To the contrary, most corporate management commentary implies optimism about future growth, although downward earnings revisions remain a risk.

The war in Ukraine and the related European energy crisis are outsized geopolitical threats that hinder domestic and international economic strength. China’s reluctance to abandon its zero-COVID policy also stymies global growth. Such factors will likely continue to underpin market volatility. As uncertainty around these events takes time to resolve, we remain focused on high-quality companies with sustainability-oriented strategies that should garner increasing share of consumption and capital investment. Within our fundamental analysis, we seek an understanding of a business model’s integrated ESG criteria in order to pursue investment in companies poised to provide solutions for today’s challenges.

Portfolio Positioning

We have curtailed the optimistic, reopening-fueled outlook we had at the beginning of the year and have now taken a bar belled approach to overall positioning. We enhanced the portfolio’s defensive characteristics, including adding Consumer Staples giant Costco Wholesale. As the world’s third largest retailer and the top purveyor of organic goods in the U.S., Costco exhibits strong compounding earnings power, exceptional return on invested capital (ROIC), and a persistently defensive business model via its highly profitable membership fees and leading product value proposition. Costco is also known for an unwavering commitment to its workforce, which remains one of the highest paid, including benefits, within the industry.

We likewise initiated a position in New York-based utility Consolidated Edison, which prioritizes grid hardening in response to climate change and growing electricity demand. Like Costco, the company exhibits compelling quality characteristics, including disciplined capital allocation, minimized business cycle risk and an investment-grade balance sheet. Con Ed’s investments in distributed generation, smart metering, and grid resiliency are critical business drivers that help New York and the Tri-State area improve energy efficiency.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Early in the review period, we reduced our overweight to Information Technology following the sector’s multi-year period of outperformance by scaling back software mega-cap holdings, Microsoft and Intuit. During the year, we exited cyclically volatile semiconductor and equipment companies, Micron and Ciena. To enhance our exposure to technology critical to the energy transition, we purchased solar panel components maker Enphase Energy, which has a strong niche in micro-inverters. Taking advantage of its stellar price appreciation through the first half of the year and remaining mindful of the volatility inherent to solar technology, we trimmed the position at mid-year.

To moderate our exposure to the Consumer Discretionary sector, which faces headwinds from various pressures on consumer spending, we sold auto parts manufacturer Magna International, residential and commercial floor covering manufacturer Mohawk Industries, and Tommy Hilfiger and Calvin Klein apparel parent PVH. This activity reduced our overweight to interest-rate sensitive durable goods, as well as tourism-motivated apparel. To increase the portfolio’s overall market capitalization and reduce its volatility, we sold many of our smaller company holdings, including housing-related names KB Homes, TopBuild and Hannon Armstrong, specialty grocer Sprouts Farmers Market and mass media publisher New York Times.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

The Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund”) seeks high-quality, primarily dividend growing companies that integrate ESG criteria into their strategic decision-making. We seek predominantly U.S.-domiciled names with underappreciated growth opportunities, robust cash generation and investment-grade balance sheets. Market corrections, like the one we have witnessed throughout 2022, afford us opportunities to purchase such names at prices more reasonable than in recent years.

Over the twelve months ending September 30, 2022, the U.S. Equity Fund returned -18.38%, lagging the -15.47% return of the S&P 500® Index (the “Index”) over the same period. The U.S. Equity Fund’s underperformance occurred primarily in the first quarter, as strategic moves to upgrade the portfolio’s market capitalization, quality characteristics and attention to dividend growth helped the U.S. Equity Fund outperform the Index in the second and third quarters.

Health Care was the largest contributor to relative performance, as pharmaceutical companies Merck and Vertex were strong performers. Biotechnology company Regeneron also outperformed, especially after announcing positive clinical results on a new dosing regimen for its macular degeneration drug, Eylea. Favorable results from Biogen’s Alzheimer’s trial catapulted the stock late in the third quarter; having lost confidence in the company’s long-term strategy, however, we took the opportunity to exit the position on this strength.

Stock selection in Information Technology also contributed to results. Enphase Energy, more than doubled over the period on strong earnings and resilient demand, and hardware behemoth Apple also outperformed. Outside Information Technology, other notable contributors included Sprouts Farmers Markets, which we sold on strength in favor of Costco, and off-price retailer The TJX Companies, where we have increased exposure, believing it a beneficiary of a consumer trade down and the industry’s heightened inventory.

Reflecting weak governance and limited transparency, Boston Common foregoes investments in the largest Consumer Discretionary companies, Amazon and Tesla; no investment in these two influential benchmark names has at times dragged on the U.S. Equity Fund’s performance. A more significant detractor this year is the U.S. Equity Fund’s lack of exposure to the Energy sector. Because Boston Common elects to avoid investment in fossil fuel extractors, the Fund’s naked underweight to this sector has been a relative drag. In the second and third quarters, however, the U.S. Equity Fund successfully outperformed the Index despite no exposure to Energy and the S&P 500’s largest Discretionary names.

Boston Common remains committed to ESG-integrated investing anchored in research-driven stock selection and thoughtful portfolio construction. Coupled with active ownership and proactive corporate engagement, we believe this approach has the potential to deliver strong financial returns and meaningful societal change over time.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2022 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	27.5%
Health Care	14.5%
Financials	11.0%
Consumer Discretionary	10.9%
Consumer Staples	8.4%
Communication Services	8.2%
Industrials	7.9%
Utilities	3.7%
Real Estate	2.9%
Materials	2.3%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Value of $10,000 vs. S&P 500® Index
(Unaudited)

Average Annual Returns					Value of
Periods Ended	One	Three	Five	Ten	$10,000
September 30, 2022	Year	Years	Years	Years	(9/30/22)
U.S. Equity Fund	-18.38%	6.50%	6.56%	9.35%	$24,439
S&P 500® Index	-15.47%	8.16%	9.24%	11.70%	$30,244

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 777-6944. The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. As of the most recent prospectus, the gross expense ratio for the U.S. Equity Fund was 1.14%. See the Financial Highlights in this report for the most current expense ratio.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022

Shares		Value
COMMON STOCKS – 97.3%

Communication Services – 8.2%
300	Alphabet, Inc. –
	Class A1	$28,695
23,400	Alphabet, Inc. –
	Class C1	2,249,910
2,963	Netflix, Inc.[1]	697,609
22,265	Verizon
	Communications, Inc.	845,402
50	Walt Disney
	Company[1]	4,716
		3,826,332

Consumer Discretionary – 10.9%
3,485	Advance Auto
	Parts, Inc.	544,845
275	Booking
	Holdings, Inc. 1	451,883
11,915	Hasbro, Inc.	803,309
3,412	Home Depot, Inc.	941,507
5,786	Ralph Lauren Corp.	491,405
5,276	Target Corp.	782,906
16,880	TJX Companies, Inc.	1,048,585
		5,064,440

Consumer Staples – 8.4%
7,455	Colgate-Palmolive
	Company	523,714
2,032	Costco Wholesale
	Corp.	959,653
4,167	The Estee Lauder
	Companies, Inc. –
	Class A	899,655
12,462	McCormick &
	Company, Inc. –
	NVDR	888,167
12,145	Mondelez
	International, Inc. –
	Class A	665,910
		3,937,099

Financials – 11.0%
2,446	Ameriprise
	Financial, Inc.	616,270
3,612	Aon PLC – Class A	967,547
175	Citigroup, Inc.	7,292
4,064	CME Group, Inc. –
	Class A	719,856
17,030	Morgan Stanley	1,345,540
9,966	PNC Financial
	Services Group, Inc.	1,489,120
		5,145,625

Health Care – 14.5%
6,588	Agilent
	Technologies, Inc.	800,772
115	Biogen, Inc.[1]	30,705
3,786	Danaher Corp.	977,886
25,435	Merck &
	Company, Inc.	2,190,462
5,230	Novo Nordisk A/S –
	ADR	521,065
1,746	Regeneron
	Pharmaceuticals
	Inc.[1]	1,202,767
3,532	Vertex
	Pharmaceuticals,
	Inc.[1]	1,022,655
		6,746,312

Industrials – 7.9%
18,155	Carrier Global Corp.	645,592
3,745	Cummins, Inc.	762,145
11,901	Emerson Electric
	Company	871,391
8,051	Wabtec Corp.	654,949
8,699	Xylem, Inc.	759,944
		3,694,021

Information Technology – 27.5%
2,395	Adobe, Inc.[1]	659,104
3,640	Analog Devices, Inc.	507,198
22,115	Apple, Inc.	3,056,293
7,500	Applied Materials, Inc.	614,475
3,402	Enphase Energy, Inc.[1]	943,953
740	First Solar, Inc.[1]	97,880
2,287	Intuit, Inc.	885,801
14,096	Microsoft Corp.	3,282,958
7,390	PayPal Holdings, Inc.[1]	636,057
4,206	salesforce.com, Inc.[1]	604,991
8,680	Visa, Inc. – Class A	1,542,002
		12,830,712

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022 (Continued)

Shares		Value
COMMON STOCKS – 97.3% (Continued)

Materials – 2.3%
4,430	AptarGroup, Inc.	$420,983
4,655	Ecolab, Inc.	672,275
		1,093,258

Real Estate – 2.9%
33,037	Kimco Realty Corp. –
	REIT	608,211
26,135	Weyerhaeuser
	Company – REIT	746,416
		1,354,627

Utilities – 3.7%
6,524	American Water
	Works Company, Inc.	849,164
10,301	Consolidated
	Edison, Inc.	883,413
		1,732,577

TOTAL COMMON STOCKS
(Cost $34,341,597)		45,425,003

SHORT-TERM INVESTMENTS – 1.5%

Money Market Funds – 1.5%
692,468	First American
	Treasury Obligations
	Fund – Class X,
	2.874%[2]	$692,468

TOTAL SHORT-TERM INVESTMENTS
(Cost $692,468)		692,468

TOTAL INVESTMENTS – 98.8%
(Cost $35,034,065)		46,117,471
Other Assets in Excess
of Liabilities – 1.2%		552,296
NET ASSETS – 100.0%		$46,669,767

NVDR  Non-Voting Depositary Receipt
ADR  American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2022

	Emerging	International	U.S. Equity
	Markets Fund	Fund	Fund
ASSETS:
Investments in securities, at value
(cost $26,851,261, $498,182,646
and $35,034,065, respectively)	$20,527,970	$409,604,156	$46,117,471
Receivables:
Foreign cash	5,070	—	—
Investment securities sold	—	3,889,426	569,702
Fund shares sold	500,000	280,471	82
Dividends and interest	51,694	2,101,468	39,710
Prepaid expenses	16,908	18,096	12,969
Total assets	21,101,642	415,893,617	46,739,934

LIABILITIES:
Payables:
Fund shares redeemed	—	397,318	—
Loans payable	—	846,000	—
Investment advisory fees, net	11,028	242,451	17,954
Fund administration & fund accounting fees	15,027	65,811	13,737
Audit fees	17,800	23,525	23,525
Transfer agent fees	284	14,672	3,702
Custody fees	7,940	22,656	1,075
Registration fees	2,923	16,087	424
Printing and mailing expenses	—	12,059	967
Trustee fees	1,172	6,267	4,733
Miscellaneous expenses	214	6,720	870
Chief Compliance Officer fees	1,332	1,333	1,332
Legal fees	2,091	1,769	1,848
Total liabilities	59,811	1,656,668	70,167
NET ASSETS	$21,041,831	$414,236,949	$46,669,767

COMPONENTS OF NET ASSETS:
Paid-in capital	$27,919,479	$511,454,398	$32,695,689
Total distributable (accumulated)
earnings (losses)	(6,877,648)	(97,217,449)	13,974,078
Net assets	$21,041,831	$414,236,949	$46,669,767
Net assets value (unlimited shares authorized):
Net assets	$21,041,831	$414,236,949	$46,669,767
Shares of beneficial interest
issued and outstanding	1,167,572	16,545,275	963,548
Net asset value, offering, and
redemption price per share	$18.02	$25.04	$48.44

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2022

	Emerging	International	U.S. Equity
	Markets Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $69,857, $1,577,306
and $2,458, respectively)	$515,805	$14,015,172	$688,073
Interest	6,694	56,580	6,270
Other income	1,198	1,661	1,224
Total investment income	523,697	14,073,413	695,567

Expenses:
Investment advisory fees	173,082	4,007,859	416,083
Professional fees	25,415	32,828	32,639
Custody fees	45,129	136,179	5,800
Registration fees	9,185	51,146	21,587
Fund administration & fund accounting fees	92,468	420,195	84,668
Transfer agent fees	1,319	92,151	23,210
Trustee fees	16,843	29,305	21,101
Insurance expenses	4,231	7,137	5,425
Chief Compliance Officer fees	11,722	11,744	11,744
Reports to shareholders	4,527	23,937	2,314
Miscellaneous expense	10,476	55,688	9,356
Interest expense	—	12	24
Total expenses	394,397	4,868,181	633,951
Less: fees waived	(192,810)	(375,501)	(79,175)
Net expenses	201,587	4,492,680	554,776
Net investment income (loss)	322,110	9,580,733	140,791

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(788,246)	(7,217,996)	3,188,979
Net change in unrealized
appreciation/depreciation on investments
and foreign currency	(6,324,041)	(201,593,405)	(13,741,339)
Net realized and unrealized gain (loss)
on investments and foreign currency	(7,112,287)	(208,811,401)	(10,552,360)
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS	$(6,790,177)	$(199,230,668)	$(10,411,569)

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2022	2021[1]
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$322,110	$568
Net realized gain (loss) on investments
and foreign currency	(788,246)	(292)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(6,324,041)	282
Net increase (decrease) in net assets
resulting from operations	(6,790,177)	558

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(88,029)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[2]	27,169,429	750,050
Total increase (decrease) in net assets	20,291,223	750,608

NET ASSETS
Beginning of year/period	750,608	—
End of year/period	$21,041,831	$750,608

[1]	Emerging Markets Fund commenced operations on September 21, 2021. Information presented is for the period from September 21, 2021 to September 30, 2021.
[2]	A summary of share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2022		September 30, 2021[1]
	Shares	Value	Shares	Value
Shares sold	1,137,570	$27,169,429	30,002	$750,050
Shares issued to holders
in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	1,137,570	$27,169,429	30,002	$750,050
Beginning shares	30,002		—
Ending shares	1,167,572		30,002

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$9,580,733	$4,581,376
Net realized gain (loss) on investments
and foreign currency	(7,217,996)	19,368,544
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(201,593,405)	39,390,751
Net increase (decrease) in net assets
resulting from operations	(199,230,668)	63,340,671

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(16,589,883)	(2,338,866)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	134,860,436	113,669,434
Total increase (decrease) in net assets	(80,960,115)	174,671,239

NET ASSETS
Beginning of year	495,197,064	320,525,825
End of year	$414,236,949	$495,197,064

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Value	Shares	Value
Shares sold	7,196,432	$240,538,947	4,232,060	$161,052,129
Shares issued to holders
in reinvestment
of distributions	350,363	12,819,778	47,872	1,758,818
Shares redeemed[2]	(3,844,306)	(118,498,289)	(1,304,685)	(49,141,513)
Net increase (decrease)	3,702,489	$134,860,436	2,975,247	$113,669,434
Beginning shares	12,842,786		9,867,539
Ending shares	16,545,275		12,842,786

[2]	Net of redemption fees of $18,834 and $2,936, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$140,791	$71,534
Net realized gain (loss) on investments
and foreign currency and foreign currency	3,188,979	2,596,084
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(13,741,339)	10,367,665
Net increase (decrease) in net assets
resulting from operations	(10,411,569)	13,035,283

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,542,396)	(171,071)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	2,132,063	1,414,574
Total increase (decrease) in net assets	(10,821,902)	14,278,786

NET ASSETS
Beginning of year	57,491,669	43,212,883
End of year	$46,669,767	$57,491,669

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Value	Shares	Value
Shares sold	86,209	$4,917,029	99,589	$5,716,250
Shares issued to holders
in reinvestment
of distributions	34,244	2,147,805	2,600	139,573
Shares redeemed[2]	(84,815)	(4,932,771)	(75,076)	(4,441,249)
Net increase (decrease)	35,638	$2,132,063	27,113	$1,414,574
Beginning shares	927,910		900,797
Ending shares	963,548		927,910

[2]	Net of redemption fees of $7,064 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	September 30,	September 30,
	2022	2021[1]
Net asset value, beginning of year/period	$25.02	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.35	0.02
Net realized and unrealized gain (loss) on investments	(7.24)	—
Total from operations	(6.89)	0.02

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.11)	—
Distributions from net realized gain	—	—
Total distributions	(0.11)	—
Paid-in capital from redemption fees	—	—
Net asset value, end of year/period	$18.02	$25.02
Total return	(27.64)%	0.08%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (000’s)	$21,042	$751
Expenses before fees waived	1.94%	63.49%[4]
Expenses after fees waived	0.99%	0.99%[4]
Net investment income before fees waived	0.63%	(59.75)%[4]
Net investment income after fees waived	1.58%	2.75%[4]
Portfolio turnover rate	36%	0%[3]

[1]	Emerging Markets Fund commenced operations on September 21, 2021. Information presented is for the period from September 21, 2021 to September 30, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$38.56	$32.48	$29.32	$30.51	$30.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.62	0.40	0.23	0.59	0.42
Net realized and
unrealized gain (loss)
on investments	(12.89)	5.92	3.64	(1.41)	0.31
Total from operations	(12.27)	6.32	3.87	(0.82)	0.73

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.65)	(0.24)	(0.71)	(0.37)	(0.36)
Distributions from
net realized gain	(0.60)	—	—	—	—
Total distributions	(1.25)	(0.24)	(0.71)	(0.37)	(0.36)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$25.04	$38.56	$32.48	$29.32	$30.51
Total return	(32.85)%	19.48%	13.29%	(2.53)%	2.43%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$414,237	$495,197	$320,526	$234,114	$250,694
Expenses before
fees waived	0.97%	0.97%	1.00%	1.00%	1.04%
Expenses after
fees waived	0.90%[3]	0.97%	1.00%	1.00%	1.04%
Net investment income
before fees waived	1.84%	1.07%	0.75%	2.09%	1.38%
Net investment income
after fees waived	1.91%	1.07%	0.75%	2.09%	1.38%
Portfolio turnover rate	22%	24%	33%	32%	26%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Prior to March 1, 2022, the expense cap was 1.20%. Effective March 1, 2022, the expense cap is 0.86%.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$61.96	$47.97	$43.69	$45.18	$41.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.15	0.08	0.23	0.29	0.28
Net realized and
unrealized gain (loss)
on investments	(10.92)	14.10	5.85	0.25	4.47
Total from operations	(10.77)	14.18	6.08	0.54	4.75

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.06)	(0.19)	(0.27)	(0.29)	(0.37)
Distributions from
net realized gain	(2.69)	—	(1.53)	(1.74)	(0.97)
Total distributions	(2.75)	(0.19)	(1.80)	(2.03)	(1.34)
Paid-in capital from
redemption fees	0.00 [2]	—	—	—	—
Net asset value,
end of year	$48.44	$61.96	$47.97	$43.69	$45.18
Total return	(18.38)%	29.62%	14.17%	2.02%	11.50%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$46,670	$57,492	$43,213	$37,974	$36,181
Expenses before
fees waived	1.14%	1.14%	1.27%	1.25%	1.30%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income
before fees waived	0.11%	(0.01)%	0.23%	0.43%	0.34%
Net investment income
after fees waived	0.25%	0.13%	0.50%	0.68%	0.64%
Portfolio turnover rate	29%	19%	38%	28%	27%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or ($0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022

NOTE 1 – ORGANIZATION

The Emerging Markets Fund, International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on September 21, 2021, December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long-term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADR”) of companies it believes are high quality, sustainable and undervalued. The Emerging Markets Fund and the International Fund invest in European Depositary Receipts and Global Depositary Receipts.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Emerging Markets Fund and the International Fund. The use of this third-party pricing service is designed to capture events occurring after

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges. The Funds utilize a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Prior to the effectiveness of Rule 2a-5 on September 8, 2022, the Board of Trustees (the “Board”) had delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation Committee served until September 7, 2022. Effective September 8, 2022, the Board approved Boston Common Asset Management (the “Adviser”), as the Funds’ valuation designee under Rule 2a-5.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022. See the Schedules of Investments for the U.S. Equity Fund’s sector breakouts.

Emerging Markets Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$800,665	$1,327,059	$—	$2,127,724
Consumer Discretionary	1,000,044	2,872,585	—	3,872,629
Consumer Staples	721,636	628,318	—	1,349,954
Financials	1,391,450	2,191,011	—	3,582,461
Health Care	—	1,351,467	—	1,351,467
Industrials	556,733	1,031,048	—	1,587,781
Information Technology	1,854,509	1,992,672	—	3,847,181
Materials	361,911	822,917	—	1,184,828
Real Estate	186,571	276,221	—	462,792
Total Common Stocks	6,873,519	12,493,298	—	19,366,817
Preferred Stocks	601,260	—	—	601,260
Short-Term
Investments	559,893	—	—	559,893
Total Investments
in Securities	$8,034,672	$12,493,298	$—	$20,527,970

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$16,468,900	$—	$16,468,900
Consumer Discretionary	4,098,688	33,756,147	—	37,854,835
Consumer Staples	13,129,160	32,293,072	—	45,422,232
Financials	—	88,342,444	—	88,342,444
Health Care	34,348,421	39,540,441	—	73,888,862
Industrials	—	69,062,576	—	69,062,576
Information Technology	11,706,485	24,188,968	—	35,895,453
Materials	—	15,526,424	—	15,526,424
Real Estate	—	13,694,913	—	13,694,913
Utilities	—	13,447,324	—	13,447,324
Total Common Stocks	63,282,754	346,321,209	—	409,603,963
Short-Term
Investments	193	—	—	193
Total Investments
in Securities	$63,282,947	$346,321,209	$—	$409,604,156

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$45,425,003	$—	$—	$48,367,053
Short-Term
Investments	692,468	—	—	692,468
Total Investments
in Securities	$46,117,471	$—	$—	$46,117,471

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of September 30, 2022, the International Fund had post-October losses of $5,294,646. The Emerging Markets Fund and U.S Equity Fund at the most recent fiscal year ended September 30, 2022 had no post-October losses or late year losses. At September 30, 2022, the Emerging Markets Fund has $758,141 of short-term capital loss carryforwards and $3,301 of long-term capital loss carryforwards, which do not expire.

As of September 30, 2022, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2022, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications are primarily due to the utilization of equalization. For the year ended September 30, 2022, there were no adjustments made to the Emerging markets Fund and International Fund. For the year ended September 30, 2022, the following adjustments were made:

		Distributable
	Paid-in	(accumulated)
	Capital	earnings (losses)
U.S. Equity Fund	$175,307	$(175,307)

K.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.85% for the Emerging Markets Fund, 0.80%

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the year ended September 30, 2022, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) of each Fund’s average daily net assets to 0.99% for the Emerging Markets Fund, 0.86% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. Prior to March 1, 2022, the Expense Cap for the International Fund was 1.20%. The Operating Expense Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Funds to the Adviser, if requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the year ended September 30, 2022, are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

As of September 30, 2022, the remaining cumulative amounts that may be recouped by the Adviser on behalf of the Funds are shown in the following tables. The Adviser may recapture a portion of the unreimbursed amounts no later than the dates stated below.

	Emerging	International	U.S. Equity
Year of Expiration	Markets Fund	Fund	Fund
September 30, 2023	N/A	N/A	$106,835
September 30, 2024	$12,915	N/A	74,457
September 30, 2025	192,810	$375,501	79,175

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

officers of the Trust and the Chief Compliance Officer of the Funds are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2022, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2022, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Emerging Markets Fund	$33,181,906	$6,656,858
International Fund	244,365,773	108,081,218
U.S. Equity Fund	15,978,463	16,798,304

For the year ended September 30, 2022, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2022 and September 30, 2021 were as follows:

	September 30, 2022	September 30, 2021
Emerging Markets Fund
Ordinary income	$88,029	$—
Long-term capital gain	—	—

International Fund
Ordinary income	$8,619,331	$2,338,866
Long-term capital gain	7,970,552	—

U.S. Equity Fund
Ordinary income	$121,891	$171,071
Long-term capital gain	2,420,505	—

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at the most recent fiscal year ended September 30, 2022 were as follows:

Emerging Markets Fund

Cost of investments	$26,908,984
Gross tax unrealized appreciation	416,157
Gross tax unrealized depreciation	(6,797,639)
Net tax unrealized appreciation (depreciation)	(6,381,482)
Undistributed ordinary income	265,276
Undistributed long-term capital gain	—
Total distributable earnings	265,276
Other distributable (accumulated) gains (losses)	(761,442)
Total distributable (accumulated) earnings (losses)	$(6,877,648)

International Fund

Cost of investments	$506,992,195
Gross tax unrealized appreciation	34,542,068
Gross tax unrealized depreciation	(132,059,786)
Net tax unrealized appreciation (depreciation)	(97,517,718)
Undistributed ordinary income	5,594,915
Undistributed long-term capital gain	—
Total distributable earnings	5,594,915
Other distributable (accumulated) gains (losses)	(5,294,646)
Total distributable (accumulated) earnings (losses)	$(97,217,449)

U.S. Equity Fund

Cost of investments	$35,158,062
Gross tax unrealized appreciation	13,653,058
Gross tax unrealized depreciation	(2,693,649)
Net tax unrealized appreciation (depreciation)	10,959,409
Undistributed ordinary income	114,265
Undistributed long-term capital gain	2,900,404
Total distributable earnings	3,014,669
Other distributable (accumulated) gains (losses)	—
Total distributable (accumulated) earnings (losses)	$13,974,078

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the International Fund and U.S. Equity Fund credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended September 30, 2022 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended September 30, 2022 was as follows:

	International Fund	U.S. Equity Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	846,000	132,000
Average balance when in use	499,500	131,500
Credit facility outstanding
as of September 30, 2022	846,000	—
Average interest rate	4.75%	3.25%

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

BOSTON COMMON ESG IMPACT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Common ESG Impact Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Common ESG Impact Emerging Markets Fund, Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Funds (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of September 30, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds		Statements of
constituting Professionally	Statement	changes in
Managed Portfolios	of operations	net assets	Financial highlights
Boston Common ESG	For the year ended	For each of the	For each of the
Impact International Fund,	September 30, 2022	two years in the	five years in the
Boston Common ESG		period ended	period ended
Impact U.S. Equity Fund		September 30, 2022	September 30, 2022
Boston Common ESG	For the year ended	For the year ended	For the year ended
Impact Emerging	September 30, 2022	September 30, 2022	September 30, 2022
Markets Fund		and for the period	and for the period
		September 21, 2021	September 21, 2021
		(commencement of	(commencement of
		operations) through	operations) through
		September 30, 2021	September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 28, 2022

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/22 – 9/30/22).

Actual Expenses

The “Actual” line of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2022 (Unaudited) (Continued)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/22	9/30/22	4/1/22 – 9/30/22[1]
Actual	$1,000.00	$ 789.30	$4.44

Hypothetical (5% return
before expenses)	1,000.00	1,020.10	5.01

[1]
Expenses are equal to the Emerging Market Fund’s annualized expense ratio for the most recent six-month period of 0.99% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/22	9/30/22	4/1/22 – 9/30/22[2]
Actual	$1,000.00	$ 772.80	$3.82

Hypothetical (5% return
before expenses)	1,000.00	1,020.76	4.36

[2]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 0.86% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/22	9/30/22	4/1/22 – 9/30/22[3]
Actual	$1,000.00	$ 823.10	$4.57

Hypothetical (5% return
before expenses)	1,000.00	1,020.05	5.06

[3]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser’s Chief Compliance Officer (“Adviser CCO”) to serve as the administrator of the program. The Adviser CCO conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser CCO manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser CCO’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser CCO regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, the Adviser CCO provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of	3	Independent
(born 1955)		Term;	the Governing		Director,
c/o U.S. Bank Global		Since	Council, Independent		Muzinich BDC,
Fund Services		November	Directors Council		Inc. (2019 to
615 East Michigan St.		2018.	(since 2020);		present);
Milwaukee, WI 53202			formerly, President,		Independent
			owner of a registered		Trustee for the
			investment adviser,		William Blair
			Productive Capital		Funds (2013 to
			Management, Inc.		present) (19
			(2010 to 2013);		series).
formerly, Chief
Administrative Officer,
Senior Vice President
and Senior Managing
Director of Allegiant
Asset Management
Company (merged
with PNC Capital
Advisors, LLC in
2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer and
Senior Vice President
of PNC Funds and
PNC Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	3	Independent
(born 1973)		Term;	Officer, Tidal		Director,
c/o U.S. Bank Global		Since	ETF Services LLC		Muzinich BDC,
Fund Services		September	(2018 to present);		Inc. (2019
615 East Michigan St.		2011.	formerly, Chief		to present);
Milwaukee, WI 53202	Chair-	Indefinite	Operating Officer,		Interested
	person	Term;	Direxion Funds		Trustee, Tidal
		Since	(2013 to 2018);		ETF Trust
		August	formerly, Senior Vice		(2018 to Present)
		2019.	President and Chief		(22 series);
			Financial Officer		Former
			(and other positions),		Interested
			U.S. Bancorp Fund		Trustee,
			Services, LLC		Direxion Funds
			(1997 to 2013).		(22 series),
Direxion Shares
ETF Trust (112
series) and
Direxion
Insurance Trust
(2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	3	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May 1991.	Investment Company		Inc. (2019 to
615 East Michigan St.			Administration, LLC		present);
Milwaukee, WI 53202			(mutual fund		Independent
			administrator).		Trustee, AMG
Funds (1993
to present)
(42 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Ashi S. Parikh	Trustee	Indefinite	Investment	3	Board of
(born 1966)		Term;	professional;		Directors
c/o U.S. Bank Global		Since	formerly, Chief		Member,
Fund Services		June 2020.	Executive and Chief		Investment
615 East Michigan St.			Investment Officer		Working Group,
Milwaukee, WI 53202			and various other		The Ohio State
			positions, RidgeWorth		University
			Investments, LLC		Endowments
			(global investment		and Foundation
			management firm)		(2016 to present);
			(2006 to 2017);		Board of
			formerly, Chief		Directors,
			Investment Officer		World Methodist
			Institutional Growth		Council,
			Equities, Eagle		Investment
			Asset Management		Committee
			(financial advisor);		(2018 to present);
			formerly Sr. Managing		Independent
			Director, Growth		Trustee, PNC
			Equities, Banc One		Funds (2018 to
			Investment Advisors		2019) (32 series);
			(financial adviser).		Interested
Trustee,
RidgeWorth
Funds (2014 to
2017) (35 series).

Cynthia M. Fornelli	Trustee	Indefinite	Independent Director	3	Independent
(born 1960)		Term;	of TriplePoint		Director,
c/o U.S. Bank Global		Since	Venture Growth		TriplePoint
Fund Services		January	BDC Corp. (2019 to		Private Venture
615 East Michigan St.		2022.	present); Retired;		Credit, Inc.
Milwaukee, WI 53202			formerly, Executive		(2020 to
			Director of the Center		present).
for Audit Quality (2007
to 2019); formerly,
Senior Vice President
of Regulatory Conflicts
Management at Bank
of America (2005 to
2007); formerly,
Deputy Director,
Division of Investment
Management with
the U.S. Securities and
Exchange Commission
(1998 to 2005).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Head of Fund
Fund Services	Executive	September	Services Fund
615 East Michigan St.	Officer	2021.	Administration
Milwaukee, WI 53202			Department, U.S.
Bank Global Fund
Services since
December 2003.

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice	Not	Not
(born 1990)	& Vice	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Counsel, U.S. Bank
Fund Services		February	Global Fund
615 East Michigan St.		2021.	Services since August
Milwaukee, WI 53202			2016; Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing systems,
labels and safety
products company)
(2014 to 2015).

Craig Benton	Treasurer	Indefinite	Assistant Vice	Not	Not
(born 1985)	& Vice	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Bank Global Fund
Fund Services		December	Services since
615 East Michigan St.		2021.	November 2007.
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	June 2005.
Milwaukee, WI 53202

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1996)	Treasurer	Term;	Administrator,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S.Bank Global
Fund Services		June 2022.	Fund Services
615 East Michigan St.			since June 2018;
Milwaukee, WI 53202			Business
Administration
Student,
2014 to 2018.

Gazala Khan	Chief	Indefinite	Senior Vice	Not	Not
(born 1969)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance Officer,
Fund Services		November	U.S. Bank Global
615 East Michigan St.	Anti-	2022.	Fund Services
Milwaukee, WI 53202	Money		since July 2022;
	Laundering		Chief Compliance
	Officer		Officer Matthews
Asia Fund (May
2019 to July 15, 2022);
Chief Compliance
Officer GS Trust/VIT
(June 2009 to May
2019); Vice President
GSAM (May 2005 to
June 2009); Staff
Accountant, SEC
Office of Compliance
Inspection and
Examination
(1999 to 2005)

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

At a meeting held on August 17-18, 2022, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Adviser”) for each of the Boston Common ESG Impact International Fund and the Boston Common ESG Impact U.S. Equity Fund (each a “Fund,” and together, the “Funds”) for another term. At this meeting and at a prior meeting held on June 16, 2022, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. The Board considered that Boston Common was a socially responsible manager and that each Fund invests in issuers that meet the Adviser’s specific environmental, social and governance (“ESG”) criteria. The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Adviser’s ESG criteria and also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss fund performance and investment outlook, as well as, various marketing and compliance

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2022. The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Boston Common ESG Impact International Fund, the Board noted that the Fund underperformed its peer group median for the one- year period and slightly underperformed for the three- and five-year periods. The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group. The Board noted that the Boston Common ESG Impact International Fund had underperformed the average of its Cohort for the one-year, three-year and five-year periods. In reviewing performance against peers and Cohorts, the Board noted that the most recent underperformance had impacted relative performance over longer time

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

periods but that on a calendar year basis the Fund has outperformed peers and Cohorts from time to time. They also considered the Adviser’s explanations for recent poor relative performance and its efforts to improve performance. The Board considered the performance of the Boston Common ESG Impact International Fund against its broad-based securities market benchmark, noting the Fund had underperformed its benchmark for the one-year, three-year and five-year periods. The Trustees further considered that the Fund had underperformed the Adviser’s international composite for the one-year, three-year, and five-year periods ended March 31, 2022 and that such underperformance was not significant.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-, three- and five-year periods. The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group. The Board noted that the Boston Common ESG Impact U.S. Equity Fund had underperformed the average of its Cohort for the one-year, three-year and five-year periods. In reviewing performance against peers and Cohorts, the Board noted that the most recent underperformance had impacted relative performance over longer time periods but that on a calendar year basis the Fund has performed more in-line with peers and Cohorts from time to time. They also considered the Adviser’s explanations for recent poor relative performance and its efforts to improve performance. The Board considered the performance of the Boston Common ESG Impact U.S. Equity Fund against its broad-based securities market benchmark, noting that the Fund had underperformed its benchmark for the one-year, three-year and five-year periods. The Trustees further considered that the Fund had underperformed the Adviser’s tax-exempt core composite for the one-year, three-year, and five-year periods ended March 31, 2021 and that such underperformance was not significant.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Boston Common ESG Impact International Fund, the Board noted that the Adviser had recently agreed to contractually maintain an annual expense ratio of 0.86% for the Fund excluding certain operating expenses (the “Expense Cap”) and noted that the Fund is operating below this level. The Board noted that the Fund’s advisory fee was above that of its peer group median and average and that the net expense ratio was below that of its peer group median and average. The Board noted that the Boston Common ESG Impact International Fund’s net expense ratio was slightly higher than its Cohort average. The Board noted that the advisory fees charged to the Boston Common ESG Impact International Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund excluding certain operating expenses (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were above the peer group median and average. The Board noted that the Boston Common ESG Impact U.S. Equity Fund’s net expense ratio was above the average of its Cohort. The Board noted that the advisory fees charged to the Boston Common ESG Impact U.S. Equity Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap. The Board also considered that, with respect to the Boston Common ESG Impact International Fund, the annual expense ratio has continued to operate at a level below the Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement, was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2022, the Emerging Markets Fund and International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Emerging Markets Fund

Country	Gross Dividend	Tax Withheld
Bermuda	$17,288	$—
Brazil	99,306	3,172
Cayman Islands	62,951	864
Chile	23,900	5,693
China	83,979	8,398
Colombia	15,067	—
Great Britain	15,076	2,688
Hong Kong	7,680	—
Hungary	6,065	—
India	28,068	3,922
Indonesia	47,810	9,489
Mexico	15,613	1,561
South Africa	26,988	4,368
South Korea	49,320	10,850
Taiwan	62,091	13,039
Thailand	24,461	2,446
	$585,663	$66,490

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

International Fund

Country	Gross Dividend	Tax Withheld
Australia	$743,331	$9,203
Belgium	140,383	21,057
Cayman Islands	87,991	—
Denmark	277,742	41,661
Finland	1,348,451	174,661
France	1,292,456	213,738
Germany	1,530,843	96,123
Great Britain	2,382,777	—
Hong Kong	392,680	—
India	55,870	11,174
Indonesia	285,112	64,079
Ireland	89,327	9,845
Italy	108,762	27,092
Japan	1,453,696	145,370
Jersey	141,368	—
Netherlands	2,193,164	328,975
Singapore	596,492	—
South Korea	275,635	60,640
Sweden	1,248,346	187,252
Switzerland	825,842	97,297
Taiwan	122,210	25,664
	$15,592,478	$1,513,831

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2022, the Emerging Markets Fund and International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Emerging Markets Fund

Country	Gross Dividend	Taxes Withheld
Bermuda	$0.0148	$0.0000
Brazil	0.0851	0.0027
Cayman Islands	0.0134	0.0013
Chile	0.0539	0.0007
China	0.0205	0.0049
Colombia	0.0719	0.0072
Great Britain	0.0129	0.0000
Hong Kong	0.0129	0.0023
Hungary	0.0066	0.0000
India	0.0240	0.0034
Indonesia	0.0052	0.0000
Mexico	0.0231	0.0037
South Africa	0.0210	0.0021
South Korea	0.0409	0.0081
Taiwan	0.0532	0.0112
Thailand	0.0422	0.0093

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

International Fund

Country	Gross Dividend	Taxes Withheld
Australia	$0.0449	$0.0006
Belgium	0.0085	0.0013
Cayman Islands	0.0361	0.0000
Denmark	0.0815	0.0106
Finland	0.1440	0.0000
France	0.0237	0.0000
Germany	0.0168	0.0025
Great Britain	0.0034	0.0007
Hong Kong	0.0172	0.0039
India	0.0781	0.0129
Indonesia	0.0054	0.0006
Ireland	0.0066	0.0016
Italy	0.0925	0.0058
Japan	0.0085	0.0000
Jersey	0.0879	0.0088
Netherlands	0.0167	0.0037
Singapore	0.0499	0.0059
South Korea	0.1326	0.0199
Sweden	0.0755	0.0113
Switzerland	0.0053	0.0000
Taiwan	0.0074	0.0016

BOSTON COMMON ESG IMPACT FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as qualified dividend income was as follows:

Emerging Markets Fund	100.00%
International Fund	100.00%
U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2022 was as follows:

Emerging Markets Fund	0.00%
International Fund	0.00%
U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Emerging Markets Fund	0.00%
International Fund	0.00%
U.S. Equity Fund	52.03%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.bostoncommonfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (877) 777-6944.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at (877) 777-6944 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

 (This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact Emerging Markets Fund
Symbol – BCEMX
CUSIP – 74316J227

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

  Printed on 100% post-consumer waste paper

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common ESG Impact Emerging Markets Fund

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$15,000	$5,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$5,000
All Other Fees	N/A	N/A

Boston Common ESG Impact International Fund

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Boston Common ESG Impact Emerging Markets Fund

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date   December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date   December 1, 2022

By (Signature and Title)   /s/ Craig Benton
 Craig Benton, Treasurer/Principal Financial Officer

Date   December 1, 2022